UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 26, 2023
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Markel Group Inc.
(Exact name of registrant as specified in its charter)
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Virginia	001-15811	54-1959284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4521 Highwoods Parkway, Glen Allen, Virginia 23060-6148
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 747-0136
Not Applicable
(Former name or former address, if changed since last report)
Markel Corporation
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, no par value	MKL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amended and Restated Executive Employment Agreements
On May 26, 2023, Markel Group Inc., formerly known as Markel Corporation (the Company), entered amended and restated executive employment agreements with:
•Thomas S. Gayner, Chief Executive Officer
•Michael R. Heaton, Executive Vice President
•Jeremy A. Noble, President, Insurance
•Richard R. Grinnan, Senior Vice President, Chief Legal Officer and Secretary
•Teresa S. Gendron, Chief Financial Officer
•Robert C. Cox, former President and Chief Operating Officer, Insurance Operations*
*Mr. Cox was the Company’s President and Chief Operating Officer, Insurance Operations during 2022. Effective January 1, 2023, Mr.     Cox became the President and Chief Operating Officer, Global Insurance, for the Company’s insurance operations, reporting to Mr. Noble, and consequently ceased to be an executive officer of the Company.
Each amended and restated agreement updates the name of the Company from Markel Corporation to Markel Group Inc., extends the end of the initial term under the prior agreement for each executive from December 31, 2024 to December 31, 2026, and automatically renews for additional one-year terms unless the Company or the executive gives 90 days’ notice of non-renewal. In addition, each amended and restated agreement now includes a reference to the Company’s incentive-based compensation recoupment/clawback policy. Other than as described above, each amended and restated agreement has substantially the same terms and conditions as the prior agreement for each executive.
Additional information regarding the terms of the Company’s executive employment agreements can be found in the Company’s (1) Proxy Statement for its 2023 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission (SEC) on March 30, 2023, including under the headings “Compensation Discussion and Analysis-Employment Agreements” and “Potential Payments upon Termination or Change in Control” and (2) Current Report on Form 8-K, filed with the SEC on February 7, 2023, announcing the hiring of Ms. Gendron.
The Compensation Committee of the Company’s Board of Directors approved the amended and restated executive employment agreements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKEL GROUP INC.

May 26, 2023	By:	/s/ Richard R. Grinnan
	Name:	Richard R. Grinnan
	Title:	Senior Vice President, Chief Legal Officer and Secretary
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